Exhibit 10.61

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Void after

December 3, 2007

MEDIA ARTS GROUP, INC.

WARRANT TO PURCHASE SHARES

This Warrant is issued to TBI-Mission West, LLC, a California limited liability company, by Media Arts Group, Inc., a Delaware corporation (the “Company”).

1.             Purchase of Shares.  Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 150,000 fully paid and nonassessable shares of Common Stock of the Company (the “Shares”).

2.             Definitions.

(a)           Exercise Price.  The exercise price for the Shares shall be $2.00 per share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(b)           Exercise Period.  This Warrant shall be exercisable, in whole or in part, immediately and ending on the expiration of this Warrant pursuant to Section 14 hereof.

(c)           Change of Control.  The term “Change of Control” shall mean the occurrence of any of the following events:

(i)      the approval by stockholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(ii)     any approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(iv)    a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(d)           Registration.  The terms “register,” “registration” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement.

(e)           Registrable Securities.  The term “Registrable Securities” means all the shares of common stock of the Company issued or issuable upon exercise of this Warrant and held by TBI-Mission West, LLC, excluding without limitation any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Act.

3.             Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(a)           the surrender of the Warrant, together with a notice of exercise to the Corporate Secretary of the Company at its principal offices; and

(b)           the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

4.             Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

5.             Issuance of Shares.  The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

6.             Adjustment of Exercise Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Shares, by split–up or otherwise, or combine its Shares, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)           Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)           Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7.             No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8.             Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9.             Representations and Warranties by the Holder.  The Holder represents and warrants to the Company as follows:

(a)           This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).  Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b)           The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.  The Holder further understands that the Warrant Shares have not been qualified under the California Securities Law of 1968 (the “California Law”) by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent expressed above.

(c)           The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d)           The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

(e)           The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

10.           Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

11.           Rights of Stockholders.  No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

12.           Expiration of Warrant; Notice of Certain Events Terminating This Warrant.

(a)           This Warrant shall expire and shall no longer be exercisable upon the earlier to occur of:

(i)    5:00 p.m., California local time, on December 3, 2007; or

(ii)   Any Change of Control (as defined in Section 2(c) hereof).

(b)           The Company shall provide at least seven (7) days prior written notice of any event set forth in Section 14(a)(ii).

13.           Piggyback Registration Right.

(a)           The Company shall notify TBI-Mission West, LLC in writing at least fifteen (15) days prior to filing any registration statement under the Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford TBI-Mission West, LLC an opportunity to include in such registration statement all or any part of the Registrable Securities then held by TBI-Mission West, LLC.  If TBI-Mission West, LLC desires to include in any such registration statement all or any part of the Registrable Securities held by it, it shall, within five (5) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities it wishes to include in such registration statement, and TBI-Mission West, LLC shall execute all customary agreements to be executed by holders when exercising piggyback registration rights.  If TBI-Mission West, LLC decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, it shall nevertheless continue to have the right to include any Registrable Securities it holds in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)           If a registration statement under which the Company gives notice under this Section 13 is for an underwritten offering, then the Company shall so advise TBI-Mission West, LLC.  In such event, the right of TBI-Mission West, LLC’s Registrable Securities to be included in a registration pursuant to this Section 13 shall be conditioned upon TBI-Mission West, LLC’s participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein.  If TBI-Mission West, LLC proposes to distribute its Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Warrant, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including the Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company and second, to TBI-Mission West, LLC and any other holders of piggyback registration rights on a pro rata basis based on the number of Registrable Securities TBI-Mission West, LLC has requested, and the number of other registrable securities any other holder has requested, to be included in the registration.  If TBI-Mission West, LLC disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice, given in accordance with Section 14 hereof, to the Company and the underwriter, delivered at least thirty (30) days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

14.           Notices.  All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a)  upon delivery, if delivered by hand, (b) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (c) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at 1960 The Alameda, Suite 20, San Jose, California 95126 (attention: President) and (ii) if to the Company, at 900 Lightpost Way, Morgan Hill, California 95037 (attention: Corporate Secretary), or at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

15.           Governing Law.  This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

16.           Rights and Obligations Survive Exercise of Warrant.  Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

Issued this 3rd day of December, 2002.

MEDIA ARTS GROUP, INC.

By:	/s/ Herbert D. Montgomery

Name:	Herbert D. Montgomery

Title:	Chief Financial Officer

Acknowledged and Agreed:

TBI-Mission West, LLC, a California

limited liability company

By:	TBI-MWP I, a California limited
partnership, Managing Member

	By:	Toeniskoetter & Breeding, Inc.
Development, a California corporation
General Partner

		By:	/s/ Brad Krouskup

		Name:	Brad W. Krouskup

		Title:	President

EXHIBIT A

NOTICE OF EXERCISE

TO:	MEDIA ARTS GROUP, INC.

Attention:  Corporate Secretary

1.             The undersigned hereby elects to purchase __________ Shares of _____________ pursuant to the terms of the attached Warrant.

2.             The undersigned shall exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3.             Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.             The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 9 of the attached Warrant (including Section 9(e) thereof) are true and correct as of the date hereof.

(Signature)

(Name)

(Date)	(Title)